Supplement to the
Fidelity® Select Portfolios®
April 29, 2004
Prospectus

The following information replaces the similar information found in the "Valuing Shares" section on page 72.

Each Select stock fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent a fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests. A fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders.

The following information supplements the information found in the "Buying and Selling Shares" section beginning on page 73.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions, or spreads paid to dealers who sell money market instruments to a fund), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. However, FMR anticipates that shareholders will purchase and sell fund shares frequently because the Select stock funds are designed to offer investors an alternative to investing in stocks, the Select stock funds are designed to offer investors an equity investment that can be bought and sold regularly, and the Select money market fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading of fund shares and each fund accommodates frequent trading.

Each fund has no limit on purchase or exchange transactions. Each fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

The following information replaces the similar information found in the "Buying Shares" section on page 74.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to that fund.

The following information replaces the similar information and also supplements the information found in the "Selling Shares" section on page 74.

Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within a fund as long as the monies never leave the fund, or iii) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent a fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the balance minimum, even if the balance falls below the minimum due to market action.

The trading fee applies to all accounts, including retirement accounts and wrap program accounts, except i) investment advisers that manage accounts that invest in the funds, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by each fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to each fund. A fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the funds.

The following information replaces similar information found in the "Fund Management" section beginning on page 78.

Harlan Carere is manager of Air Transportation Portfolio, Biotechnology Portfolio, and Transportation Portfolio which he has managed since January 2004, October 2004, and January 2004, respectively. Mr. Carere joined Fidelity Investments as an analyst in 2000, after receiving an MBA from Harvard Business School. Previously, he was an equity analyst for Berman Capital.

SEL-04-11 November 30, 2004
1.482105.167

Yun-Min Chai is manager of Developing Communications Portfolio and Networking and Infrastructure Portfolio, which he has managed since May 2003 and July 2004, respectively. He also manages another Fidelity fund. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

Aaron Cooper is manager of Leisure Portfolio, which he has managed since June 2004. Mr. Cooper joined Fidelity Investments as a research intern in 1999 and joined the equity research group full-time in 2000, after receiving a bachelor of arts degree in economics from Harvard University.

Matthew Friedman is manager of Chemicals Portfolio, Cyclical Industries Portfolio, Energy Portfolio, and Natural Resources Portfolio, which he has managed since May 2004, May 2004, June 2004, and June 2004, respectively. Since joining Fidelity Investments in 1999, Mr. Friedman has worked as a research analyst and manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

Charles Hebard is manager of Insurance Portfolio, which he has managed since June 2004. Mr. Hebard joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Hebard was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division, from 1996 to 1997.

Robert Lee is manager of Food and Agriculture Portfolio, which he has managed since June 2004. Mr. Lee joined Fidelity Investments as a research analyst in 2001, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Lee was a financial analyst for Adshel Inc. from 1998 to 2000.

John Roth is manager of Consumer Industries Portfolio and Multimedia Portfolio, which he has managed since June 2004 and May 2004, respectively. Mr. Roth joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the MIT Sloan School of Management. Previously, Mr. Roth was an equity trader with Tucker Anthony in Boston from 1992 to 1997.

Nicola Stafford is manager of Business Services and Outsourcing Portfolio, which she has managed since October 2004. Ms. Stafford joined Fidelity Investments in 2001, after receiving bachelor of science degrees in both mechanical engineering and economics from MIT.

Nathan Strik is manager of Energy Service Portfolio, which he has managed since June 2004. Mr. Strik joined Fidelity Investments as a research analyst in 2002, after receiving an MBA from Stanford University Graduate School of Business. Previously, Mr. Strik was a consultant with The Boston Consulting Group from 1998 to 2000.